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CUSIP No. 629484106
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                                    Exhibit 1

                             Joint Filing Agreement

         This will confirm the agreement by and among all of the undersigned that this Schedule 13D with respect to the beneficial ownership by the undersigned of NYMAGIC, Inc. is being, and any and all amendments to such Schedule may be, filed on behalf of each of the undersigned. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 10th day of July, 2003.

                          /s/ David W. Young
                          ---------------------------------------------------
                          David W. Young


                          CCP FUND MANAGERS, LLC


                          By:   /s/ Preston B. Kavanagh
                                ---------------------------------------------
                                Name:     Preston B. Kavanagh
                                Title:    Partner & CFO


                          CONNING INVESTMENT PARTNERS VI, LLC

                          By:   CCP Fund Managers, LLC, its Manager Member


                                By:  /s/ Preston B. Kavanagh
                                     ----------------------------------------
                                     Name:     Preston B. Kavanagh
                                     Title:    Partner & CFO


                          CONNING CAPITAL PARTNERS VI, L.P.
                          By:   Conning Investment Partners VI, LLC,
                                its General Partner

                          By:   CCP Fund Managers, LLC, its Manager Member


                                By:  /s/ Preston B. Kavanagh
                                     ----------------------------------------
                                     Name:     Preston B. Kavanagh
                                     Title:    Partner & CFO